UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08943

Legg Mason Light Street Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD 21202
Address of Principal Executive Offices:

Robert I Frenkel, Esq..

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Item 1.	Report to Shareholders

Legg Mason

Classic Valuation Fund

Investment Commentary and

Annual Report to Shareholders

March 31, 2009

ii	Investment Commentary

Legg Mason Classic Valuation Fund

Total returns for the Fund for various periods ended March 31, 2009 are presented below, along with those of comparative indices:

			Average Annual Total Returns
	Three Months	One Year	Three Years	Five Years	Since Inception
Without Sales Charges
Class A	N/A	N/A	N/A	N/A	–4.28%
Class C*	–15.08%	–47.60%	–19.58%	–8.36%	–2.91%
Institutional Class	–15.07%	–47.18%	–18.83%	–7.46%	–5.10%
S&P 500 IndexA	–11.01%	–38.09%	–13.06%	–4.77%	–3.96%
Lipper Large-Cap Value Funds Category AverageB	–13.15%	–39.80%	–14.40%	–5.11%	–1.49%

With Sales Charges
Class A	N/A	N/A	N/A	N/A	–9.78%
Class C*	–15.93%	–48.10%	–19.58%	–8.36%	–2.91%
Institutional Class	–15.07%	–47.18%	–18.83%	–7.46%	–5.10%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Please note that Class A has been in existence for less than one year. Results for longer periods may differ, in some cases, substantially.

For performance data including the effects of sales charges, Class A shares reflect the deduction of a maximum initial sales charge of 5.75%, and Class C shares reflect the deduction of a contingent deferred sales charge of 1.00%, which applies if shares are redeemed within one year of purchase.

The inception dates of the A, C and Institutional Classes are February 3, 2009, November 8, 1999 and July 13, 2001, respectively. The Index return is for the period beginning November 8, 1999. The Lipper return is for the period beginning November 30, 1999. All index performance reflects no deduction for

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary	iii

fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The gross expense ratios for the A, C and Institutional Classes were 1.54%, 2.29% and 1.48%, respectively, as indicated in the Fund’s most current prospectus dated February 1, 2009. These expenses include management fees, 12b-1 distribution and/or service fees, and other expenses. As a result of contractual expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Institutional Class shares until July 31, 2009.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase.

Most of the time, we feel the need to identify economic, fiscal or monetary issues to our clients as their attention is spread in a variety of directions. Today, though, all of us are intensely focused on our nation’s and our globe’s financial health. By this point, the causes of the calamity are painfully well-known and perhaps the most confusing area is keeping track of measures to arrest the descent and heal the financial system. The efforts by policy makers have been extraordinary in scope and scale. Over $11 trillion has been allocated to the “Great Rescue” when the cost of all the programs of the Federal Reserve Board (“Fed”)C, the U.S. Department of the Treasury and the Federal Deposit Insurance Corporation (“FDIC”) are added up. Of course, historically high deficits and monetary flooding can present a different set of problems in the future — headed by inflation — but getting ourselves out of the worst rut in generations is today’s agenda.

One of the economic services we subscribe to has started publishing a list of “green shoots,” or early signs of recovery. For instance, consumer confidence has ticked up recently and the wind down of inventories at all levels has run its course, requiring some rebuilding. A product of the slowdown has been lower oil prices as demand has contracted and, in a circular way, this can help prime some consumer and corporate spending. At the 2008 average price for oil of $99 per barrel, our country’s oil expenditures were roughly $752 billion. If the 2009 calendar year-to-date average price of $43 per barrel were to hold for all of 2009, our country’s expenditures would be $362 billion, or a savings of $390 billion over last year. Although these and other bright spots can be overwhelmed by deleveraging by consumers and the dramatic decline in net worth, the ledger is not all negative.

Scott Kuensell, CFA

April 15, 2009

The Investment Commentary is not a part of the Annual Report to Shareholders.

iv	Investment Commentary

All investments involve risk, including possible loss of principal. Past performance is no guarantee of future results.

The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued. Because this Fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the Fund’s overall value to decline to a greater degree than a less concentrated portfolio. The Fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. Please see the Fund’s prospectus for more information on these and other risks.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Classic Valuation Fund and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Classic Valuation Fund or Legg Mason Investor Services, LLC as to its accuracy or completeness.

Please note that an investor cannot invest directly in an index.

A	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

B

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Large-Cap Value Funds Category Average is comprised of the Fund’s peer group of mutual funds.

C

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

N/A — Not applicable

The Investment Commentary is not a part of the Annual Report to Shareholders.

Annual Report to Shareholders

Legg Mason

Classic Valuation Fund

March 31, 2009

Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Classic Valuation Fund’s annual report for the twelve months ended March 31, 2009.

Total returns, excluding sales charges, for periods ended March 31, 2009 were:

	Three Months	Six Months	Twelve Months
Class C*	–15.08%	–37.57%	–47.60%
Institutional Class	–15.07%	–37.36%	–47.18%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance of Class A shares is not shown because this share class commenced operations on February 3, 2009.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase.

The market environment of the past twelve months has been among the most challenging seen by equity investors for generations. Concerns about our global financial system and the health of the global economy have negatively affected virtually all asset classes, including, of course, U.S. equities.

We understand the concerns created by market turmoil and declining prices. While no one can predict with certainty when the current crisis will end, we are heartened by the recent actions of the U.S. government to support and repair our financial system.

We continue to believe in the resiliency of the U.S. economy. We believe that turmoil and downturn will eventually be followed by recovery and appreciation. We also believe in the long-term potential of our equity markets to provide rewards to patient investors. We remain committed to helping you, our shareholders, build wealth over the long term.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

2	Annual Report to Shareholders

PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended March 31, 2009 are included in this report.

Many Class A and Class C shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,
Mark R. Fetting Chairman	David R. Odenath President

May 19, 2009

Annual Report to Shareholders	3

Management’s Discussion of Fund Performance

Legg Mason Classic Valuation Fund

Total returns, excluding sales charges, for the Fund for periods ended March 31, 2009 are presented below, along with those of comparative indices:

	Six Months	Twelve Months
Class C*	–37.57%	–47.60%
Institutional Class	–37.36%	–47.18%
S&P 500 IndexA	–30.54%	–38.09%
Lipper Large-Cap Value Funds Category AverageB	–32.00%	–39.80%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance of Class A shares is not shown because this share class commenced operations on February 3, 2009.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase.

The U.S. stock market misery extended into the first quarter of 2009. After losing 37% in calendar 2008, the S&P 500 Index declined almost 11% in the first three months of the new year. A massive rally in March 2009 shaved off much of January and February’s damage, but a double-digit hit is hardly a way to start a new year. The sharpness of the economic decline coupled with yet another round of concerns for the Financials sector prompted the sell-off.

For the twelve months ended March 31, 2009, Class C shares of Legg Mason Classic Valuation Fund, excluding sales charges, returned -47.60%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned -38.09% for the same period. The Lipper Large-Cap Value Funds Category Average returned -39.80% over the same time frame.

The Fund’s Energy holdings were a large source of relative underperformance as oil service names, Transocean Ltd. and Nabors Industries Ltd., weighed the Fund down.

4	Annual Report to Shareholders

Management’s Discussion of Fund Performance — Continued

Legg Mason Classic Valuation Fund

Our results in the Information Technology sector were severely impacted by the collapse of Seagate Technology Inc., which was subsequently sold. The biggest positive contributor to the Fund was from our largest holding, Wal-Mart Stores Inc. The company improved execution and was well-positioned for consumers’ heightened interest in value.

Scott Kuensell, CFA

April 15, 2009

Portfolio holdings and breakdowns are as of March 31, 2009 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Wal-Mart Stores Inc. (5.9%), JPMorgan Chase and Co. (5.4%), Toyota Motor Corp. — ADR (4.1%), Tidewater Inc. (4.0%), Comcast Corp. — Class A (3.5%), Axis Capital Holdings Ltd. (3.4%), Bristol-Myers Squibb Co. (3.3%), The Goldman Sachs Group Inc. (3.2%), ConocoPhillips (3.1%) and Exxon Mobil Corp. (3.0%). Please refer to pages 13 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2009 were: Financials (20.6%), Health Care (15.7%), Energy (15.1)%, Consumer Discretionary (13.7%) and Consumer Staples (13.1%). The Fund’s portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

A	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

B

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 608 funds for the six-month period and among the 589 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Annual Report to Shareholders	5

Expense Example

Legg Mason Classic Valuation Fund

As a shareholder of the Fund, you may incur two types of costs; (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

For Class CA and Institutional Class shares, the example is based on an investment of $1,000 invested on October 1, 2008 and held through March 31, 2009; For Class A shares, the example is based on an investment of $1,000 invested on February 3, 2009 (commencement of operations) and held through March 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on October 1, 2008 and held through March 31, 2009 for each class, even though the Class A shares did not begin operations until February 3, 2009. The ending values assume dividends were reinvested at the time they were paid.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

6	Annual Report to Shareholders

Expense Example — Continued

Therefore the second line for each class of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been lower.

	Beginning Account Value (See footnote below)		Ending Account Value 3/31/09	Expenses Paid During the Period (See footnote below)
Class A:
Actual	$1,000.00	A	$957.20	$1.80	B
Hypothetical (5% return before expenses)	1,000.00	D	1,018.95	6.04	E
Class C:C
Actual	$1,000.00	D	$624.30	$7.90	E
Hypothetical (5% return before expenses)	1,000.00	D	1,015.21	9.80	E
Institutional Class:
Actual	$1,000.00	D	$626.40	$3.85	E
Hypothetical (5% return before expenses)	1,000.00	D	1,020.19	4.78	E

A	Beginning account value is as of February 3, 2009 (commencement of operations).

B

This calculation is based on expenses incurred from February 3, 2009 (commencement of operations) to March 31, 2009. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 1.20% for Class A shares, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal period (56), and divided by 365.

C	On February 1, 2009, Primary Class shares were renamed Class C shares.

D	Beginning account value is as of October 1, 2008.

E

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.20%, 1.95% and 0.95% for Class A, Class C and Institutional Class shares, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders	7

Performance Information

Average Annual Total ReturnsA
	Without Sales ChargesB
	Class A		Class CC	Institutional Class
Twelve Months Ended 3/31/09	N/A		–47.60%	–47.18%
Five Years Ended 3/31/09	N/A		–8.36	–7.46
Inception* through 3/31/09	–4.28	%†	–2.91	–5.10

	With Sales ChargesD
	Class A		Class CC	Institutional Class
Twelve Months Ended 3/31/09	N/A		–48.10%	–47.18%
Five Years Ended 3/31/09	N/A		–8.36	–7.46
Inception* through 3/31/09	–9.78	%†	–2.91	–5.10

Cumulative Total ReturnsA
Without Sales ChargesB
Class A (Inception date of 2/3/09 through 3/31/09)	–4.28%
Class CC (Inception date of 11/8/99 through 3/31/09)	–24.20
Institutional Class (Inception date of 7/13/01 through 3/31/09)	–33.20

†	Not Annualized.

A

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

B

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. On February 1, 2009, Class C shares began to charge a CDSC for shares bought by investors on and after that date and redeemed within one year of purchase.

C	On February 1, 2009, Primary Class shares were renamed Class C shares.

D

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C and Institutional Class shares are February 3, 2009, November 8, 1999 and July 13, 2001, respectively.

8	Annual Report to Shareholders

Performance Information — Continued

Legg Mason Classic Valuation Fund

The graphs on the following pages compare the Fund’s Class CA and Institutional Class shares’ total returns to those of the S&P 500 Index. The graphs illustrate the cumulative total return of an initial $10,000 and $1,000,000 investment in Class C and Institutional Class shares, respectively, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market Index do not take into account any transaction costs associated with buying and selling portfolio securities in the Index or other administrative expenses. Due to the limited operating history of Class A, a performance graph is not presented.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the Index’s results assume the reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

Annual Report to Shareholders	9

Growth of a $10,000 Investment — Class C Shares

Hypothetical illustration of $10,000 invested in Class C shares (formerly, Primary Class shares) on November 8, 1999 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance, information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class Shares

Hypothetical illustration of $1,000,000 invested in Institutional Class shares on July 13, 2001 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders	11

Portfolio Composition (as of March 31, 2009)A

(As a percentage of the portfolio)

Top 10 Holdings (As of March 31, 2009)

Security	% of Net Assets
Wal-Mart Stores Inc.	5.9%
JPMorgan Chase and Co.	5.4%
Toyota Motor Corp. — ADR	4.1%
Tidewater Inc.	4.0%
Comcast Corp. — Class A	3.5%
Axis Capital Holdings Ltd.	3.4%
Bristol-Myers Squibb Co.	3.3%
The Goldman Sachs Group Inc.	3.2%
ConocoPhillips	3.1%
Exxon Mobil Corp.	3.0%

A	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

12	Annual Report to Shareholders

Performance Information — Continued

Selected Portfolio PerformanceA

Strongest performers for the year ended March 31, 2009
1	Continental Airlines Inc. — Class B	47.11%
2	American Express Co.	28.10%
3	Wyeth	20.96%
4	Amgen Inc.	18.53%
5	Aon Corp.	14.80%
6	Bristol-Myers Squibb Co.	8.99%
7	Allianz SE — ADR	1.53%
8	Wal-Mart Stores Inc.	0.72%
9	Newmont Mining Corp.	–0.15%
10	AT&T Inc.	–0.58%

Weakest performers for the year ended March 31, 2009
1	American International Group Inc.	–93.68%
2	Wachovia Corp. (delisted 1/2/2009)	–93.05%
3	Bank of America Corp.	–80.84%
4	Conseco Inc.	–79.31%
5	Alcoa Inc.	–78.69%
6	Seagate Technology Inc.	–78.66%
7	The Dow Chemical Co.	–75.52%
8	Merrill Lynch & Co. Inc.	–70.17%
9	Arch Coal Inc.	–68.79%
10	General Electric Co.	–66.45%

Portfolio Changes

New positions established during the quarter	Positions completely sold during the quarter
American Express Co.	Discover Financial Services
CIGNA Corp.	General Electric Co.
UnitedHealth Group Inc.	Merrill Lynch & Co. Inc.
Seagate Technology Inc.
Wyeth

A	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

Annual Report to Shareholders	13

Portfolio of Investments

Legg Mason Classic Valuation Fund

March 31, 2009

	Shares	Value

Common Stocks and Equity Interests — 99.6%

Consumer Discretionary — 13.7%
Automobiles — 4.1%
Toyota Motor Corp. – ADR	16,800	$1,063,440

Media — 6.9%
Comcast Corp. – Class A Shares	66,400	905,696
The Walt Disney Co.	18,600	337,776
Time Warner Cable Inc.	5,280	130,934
Time Warner Inc.	21,033	405,943

		1,780,349

Multiline Retail — 2.7%
Kohl’s Corp.	16,300	689,816	A

Consumer Staples — 13.1%
Food and Staples Retailing — 7.9%
Safeway Inc.	26,300	530,997
Wal-Mart Stores Inc.	28,900	1,505,690

		2,036,687

Food Products — 5.2%
Dean Foods Co.	39,400	712,352	A
Smithfield Foods Inc.	65,200	616,792	A

		1,329,144

Energy — 15.1%
Energy Equipment and Services — 7.2%
Nabors Industries Ltd.	19,300	192,807	A
Tidewater Inc.	27,800	1,032,214
Transocean Ltd.	10,504	618,055	A

		1,843,076

Oil, Gas and Consumable Fuels — 7.9%
Arch Coal Inc.	17,200	229,964
ConocoPhillips	20,344	796,671
Exxon Mobil Corp.	11,400	776,340

14	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Classic Valuation Fund — Continued

	Shares	Value

Energy — Continued
Oil, Gas and Consumable Fuels — Continued
The Williams Cos. Inc.	21,100	$240,118

		2,043,093

Financials — 20.6%
Capital Markets — 3.2%
The Goldman Sachs Group Inc.	7,800	826,956

Commercial Banks — 1.3%
Wells Fargo & Co.	24,100	343,184

Consumer Finance — 2.0%
American Express Co.	37,800	515,214

Diversified Financial Services — 5.9%
Bank of America Corp.	16,466	112,298
JPMorgan Chase and Co.	52,700	1,400,766

		1,513,064

Insurance — 8.2%
Axis Capital Holdings Ltd.	38,800	874,552
Marsh and McLennan Cos. Inc.	36,400	737,100
The Chubb Corp.	11,600	490,912

		2,102,564

Health Care — 15.7%
Biotechnology — 1.9%
Amgen Inc.	9,800	485,296	A

Health Care Equipment and Supplies — 2.9%
Boston Scientific Corp.	94,000	747,300	A

Health Care Providers and Services — 3.0%
CIGNA Corp.	26,200	460,858
UnitedHealth Group Inc.	15,300	320,229

		781,087

Pharmaceuticals — 7.9%
Bristol-Myers Squibb Co.	38,800	850,496

Annual Report to Shareholders	15

	Shares	Value

Health Care — Continued
Pharmaceuticals — Continued
Johnson & Johnson	8,600	$452,360
Pfizer Inc.	52,700	717,774

		2,020,630

Industrials — 5.7%
Aerospace and Defense — 1.9%
The Boeing Co.	13,400	476,772

Airlines — 3.0%
Continental Airlines Inc. — Class B Shares	14,900	131,269	A
Southwest Airlines Co.	102,300	647,559

		778,828

Machinery — 0.8%
Caterpillar Inc.	7,300	204,108

Information Technology — 7.6%
Communications Equipment — 2.7%
Nokia Oyj – ADR	59,200	690,864

Computers and Peripherals — 2.4%
Dell Inc.	66,600	631,368	A

Semiconductors and Semiconductor Equipment — 2.5%
Intel Corp.	42,800	644,140

Materials — 6.1%
Chemicals — 2.7%
E.I. du Pont de Nemours and Co.	16,600	370,678
The Dow Chemical Co.	37,900	319,497

		690,175

Metals and Mining — 3.4%
Alcoa Inc.	50,400	369,936
Newmont Mining Corp.	11,400	510,264

		880,200

16	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Classic Valuation Fund — Continued

	Shares	Value

Telecommunication Services — 2.0%
Diversified Telecommunication Services — 2.0%
AT&T Inc.	20,400	$514,080

Total Common Stocks and Equity Interests (Cost — $37,828,035)		25,631,435
Total Investments — 99.6% (Cost — $37,828,035)B		25,631,435
Other Assets Less Liabilities — 0.4%		92,200

Net Assets — 100.0%		$25,723,635

A	Non-income producing.

B	At March 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$330,987
Gross unrealized depreciation	(13,131,170)

Net unrealized depreciation	$(12,800,183)

Abbreviation used in this schedule:

ADR — American Depository Receipt

See notes to financial statements.

Annual Report to Shareholders	17

Statement of Assets and Liabilities

Legg Mason Classic Valuation Fund

March 31, 2009

Assets:
Investment securities, at value (Cost – $ 37,828,035)		$25,631,435
Cash		175,045
Due from manager		8,060
Dividends receivable		55,177
Receivable for fund shares sold		51,625

Total assets		25,921,342
Liabilities:
Accrued distribution and service fees	$19,123
Payable for fund shares repurchased	120,680
Accrued expenses	57,904

Total liabilities		197,707

Net Assets		$25,723,635

Net assets consist of:
Accumulated paid-in-capital		$58,028,457
Undistributed net investment income		129,965
Accumulated net realized loss on investments		(20,238,187)
Net unrealized depreciation of investments		(12,196,600)

Net Assets		$25,723,635

Net Asset Value Per Share:
Class A (and redemption price) (97,645 shares outstanding)		$5.81
Class CA,B (4,024,688 shares outstanding)		$5.80
Institutional Class (and redemption price) (287,404 shares outstanding)		$6.37
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)		$6.16

A	On February 1, 2009, Primary Class shares were renamed Class C shares.
B	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment.

See notes to financial statements.

18	Annual Report to Shareholders

Statement of Operations

Legg Mason Classic Valuation Fund

For the Year Ended March 31, 2009

Investment Income:
Dividends	$1,179,325
Interest	5,562
Less: Foreign taxes withheld	(11,854)

Total income		$1,173,033
Expenses:
Management fees	365,933
Distribution and service fees:
Class AA	198
Class CB	451,947
Audit and legal fees	44,066
Custodian fees	31,670
Directors’ fees and expenses	43,897
Registration fees	36,286
Reports to shareholders:
Class AA	26
Class CB	77,776
Institutional Class	1,157
Transfer agent and shareholder servicing expense:
Class AA	160
Class CB	39,759
Institutional Class	11,322
Other expenses	18,990

	1,123,187
Less: Fee waivers and/or expense reimbursements (Note 3)	(207,502)

Net expenses		915,685

Net Investment Income		257,348
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(19,504,120)
Change in unrealized appreciation/(depreciation) of:
Investments	(9,030,969)

Net Realized and Unrealized Loss on Investments		(28,535,089)
Change in Net Assets Resulting From Operations		$(28,277,741)

A	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

See notes to financial statements.

Annual Report to Shareholders	19

Statement of Changes in Net Assets

Legg Mason Classic Valuation Fund

	For the Years Ended March 31,
	2009	2008
Change in Net Assets:
Net investment income (loss)	$257,348	$(80,519)
Net realized gain/(loss)	(19,504,120)	10,430,269
Change in unrealized appreciation/(depreciation)	(9,030,969)	(19,384,243)
Change in net assets resulting from operations	(28,277,741)	(9,034,493)
Distributions to shareholders from:
Net realized gain on investments:
Class CA	(3,582,463)	(11,445,659)
Institutional Class	(254,675)	(593,873)
Change in net assets from fund share transactions:
Class AB	599,660	—
Class CA	(11,501,666)	(7,426,162)
Institutional Class	(497,554)	1,481,381
Change in net assets	(43,514,439)	(27,018,806)
Net Assets:
Beginning of year	69,238,074	96,256,880
End of year	$25,723,635	$69,238,074
Undistributed net investment income and accumulated net investment loss, respectively	$129,965	$(125,206)

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

See notes to financial statements.

20	Annual Report to Shareholders

Financial Highlights

Legg Mason Classic Valuation Fund

For a share of each class of capital stock outstanding:

Class A:

	Period Ended March 31,
	2009A
Net asset value, beginning of period	$6.07
Investment operations:
Net investment income	.02	B
Net realized and unrealized loss	(.28)
Total from investment operations	(.26)
Net asset value, end of period	$5.81
Total returnC	(4.28)%
Ratios to Average Net Assets:
Total expensesD	1.98	%E
Expenses net of waivers and/or expense reimbursements, if anyD	1.20	%E
Expenses net of all reductionsD	1.20	%E
Net investment income	2.53	%E
Supplemental Data:
Portfolio turnover rate	47.5%
Net assets, end of period (in thousands)	$567

A	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of sales charges, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any contractual expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any contractual expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, contractual expense waivers and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

Annual Report to Shareholders	21

For a share of each class of capital stock outstanding:

Class C:A

	Years Ended March 31,				Period Ended March 31,		Years Ended October 31,
	2009		2008		2007B		2006	2005	2004
Net asset value, beginning of year	$11.73		$15.06		$15.28		$13.11	$11.43	$10.99
Investment operations:
Net investment income/(loss)	.04	C	(.02	)C	(.02	)C	(.06)	(.04)	(.09)
Net realized and unrealized gain/(loss)	(5.29)		(1.35)		.88		2.23	1.72	.53
Total from investment operations	(5.25)		(1.37)		.86		2.17	1.68	.44
Distributions from:
Net realized gain on investments	(.68)		(1.96)		(1.08)		—	—	—
Total distributions	(.68)		(1.96)		(1.08)		—	—	—
Net asset value, end of year	$5.80		$11.73		$15.06		$15.28	$13.11	$11.43
Total returnD	(47.60)%		(10.64)%		5.68%		16.55%	14.70%	4.00%
Ratios to Average Net Assets:
Total expensesE	2.37%		2.11%		2.17	%F	2.17%	2.13%	2.08%
Expenses net of waivers and/or expense reimbursements, if anyE	1.95%		1.95%		1.95	%F	1.95%	1.95%	1.95%
Expenses net of all reductionsE	1.95%		1.95%		1.95	%F	1.95%	1.95%	1.95%
Net investment income (loss)	.45%		(.14)%		(.29	)%F	(.41)%	(.28)%	(.76)%
Supplemental Data:
Portfolio turnover rate	47.5%		39.1%		14.9%		18.2%	46.7%	42.2%
Net assets, end of year (in thousands)	$23,325		$64,593		$91,974		$88,135	$76,061	$86,920

A	On February 1, 2009 , Primary Class shares were renamed Class C shares.

B	For the period November 1, 2006 to March 31, 2007.

C	Computed using average daily shares outstanding.

D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any contractual expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any contractual expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, contractual expense waivers and/or expense reimbursements.

F	Annualized.

See notes to financial statements.

22	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Classic Valuation Fund

For a share of each class of capital stock outstanding:

Institutional Class:

	Years Ended March 31,				Period Ended March 31,		Years Ended October 31,
	2009		2008		2007A		2006	2005	2004
Net asset value, beginning of year	$12.72		$16.02		$16.12		$13.68	$11.82	$11.25
Investment operations:
Net investment income	.15	B	.13	B	.05	B	.28	.06	.02
Net realized and unrealized gain/(loss)	(5.82)		(1.47)		.93		2.16	1.80	.55
Total from investment operations	(5.67)		(1.34)		.98		2.44	1.86	.57
Distributions from:
Net realized gain on investments	(.68)		(1.96)		(1.08)		—	—	—
Total distributions	(.68)		(1.96)		(1.08)		—	—	—
Net asset value, end of year	$6.37		$12.72		$16.02		$16.12	$13.68	$11.82
Total returnC	(47.18)%		(9.76)%		6.15%		17.84%	15.74%	5.07%
Ratios to Average Net Assets:
Total expensesD	1.47%		1.32%		1.41	%E	1.09%	1.06%	1.02%
Expenses net of waivers and/or expense reimbursements, if anyD	.95%		.95%		.95	%E	.95%	.95%	.95%
Expenses net of all reductionsD	.95%		.95%		.95	%E	.95%	.95%	.95%
Net investment income	1.46%		.87%		.70	%E	.65%	.62%	.20%
Supplemental Data:
Portfolio turnover rate	47.5%		39.1%		14.9%		18.2%	46.7%	42.2%
Net assets, end of year (in thousands)	$1,832		$4,645		$4,283		$3,975	$10,517	$4,705

A	For the period November 1, 2006 to March 31, 2007.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any contractual expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any contractual expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, contractual expense waivers and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

Annual Report to Shareholders	23

Notes to Financial Statements

Legg Mason Classic Valuation Fund

1.  Organization and Significant Accounting Policies:

Legg Mason Light Street Trust, Inc. (“Corporation”), consisting of the Legg Mason Classic Valuation Fund (“Classic Valuation” or “Fund”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified investment company.

The Fund offers three classes of shares: Class A, Class C (formerly known as Primary Class) and Institutional Class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Directors. Effective April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the

24	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Classic Valuation Fund — Continued

security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	March 31, 2009	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$25,631,435	$25,631,435	—	—

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended March 31, 2009, security transactions (excluding short-term investments) were as follows:

Purchases	Proceeds From Sales
$23,128,409	$38,406,589

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Annual Report to Shareholders	25

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with GAAP in the United States of America. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Foreign Taxes

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income.

Market Price Risk

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The value-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.  Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains on

26	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Classic Valuation Fund — Continued

investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications:

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
A	$(2,177)	$2,177

A	Reclassifications are primarily due to book/tax differences in the treatment of various items.

Distributions to Shareholders:

The tax character of distributions paid during the years ended March 31, was as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$601,193	—
Net long-term capital gains	3,235,945	$12,039,532

Total distributions paid	$3,837,138	$12,039,532

Annual Report to Shareholders	27

Accumulated Earnings on a Tax Basis:

As of March 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$174,191
Capital loss carryforward*	(9,455,953)
Other book/tax temporary differences	(10,222,877	)A
Unrealized appreciation/(depreciation)	(12,800,183	)B

Total accumulated earnings/(losses) — net	$(32,304,822)

*	As of March 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
03/31/2017	$(9,455,953)

This amount will be available to offset any future taxable capital gains.

A	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and differences in the timing of the deductibility of various expenses.

B	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Tax Cost of Investments:

As of March 31, 2009, the aggregate cost of investments for federal income tax purposes was $38,431,618.

3.  Transactions With Affiliates:

The Fund has a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). LMFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and payable monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Management Fee	Net Assets Breakpoint
0.75%	up to $1 billion
0.65%	in excess of $1 billion

Under the terms of an expense cap agreement, LMFA has contractually agreed, until July 31, 2009, to waive its fees and/or reimburse the Fund to the extent the Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses), exceed during that month the annual rates of 1.20%, 1.95% and 0.95% for Class A, Class C and Institutional Class shares, respectively.

28	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Classic Valuation Fund — Continued

Brandywine Global Investment Management, LLC (“Brandywine Global”) serves as investment adviser to the Fund and is responsible for the actual investment activity of the Fund. LMFA (not the Fund) pays Brandywine Global a fee computed daily and payable monthly, at an annual rate of 60% of the fee LMFA receives from the Fund. Fees paid to Brandywine Global are net of any waivers.

Legg Mason Investor Services, LLC (“LMIS”), serves as the Fund’s distributor. LMIS receives an annual distribution and/or service fee, computed daily and payable monthly as follows:

	Distribution Fee	Service Fee
Class A	None	0.25%
Class C	0.75%	0.25%

For the year ended March 31, 2009, LMFA waived fees and/or reimbursed expenses in the amount of $207,502. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Fund to LMFA, to the extent that from time to time during the next thirty-six months the repayment will not cause the Fund’s expenses to exceed the expense limitations set forth in the expense cap agreement. Pursuant to this agreement, at March 31, 2009, management fee waivers or expense reimbursements in the amount of $571,118 remain subject to repayment by the Fund.

There is a maximum initial sales charge of 5.75% for Class A shares. In addition, on February 1, 2009, Class C shares began to charge a contingent deferred sales charge (“CDSC”) of 1.00% for shares bought by investors on or after that date, which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies to certain redemptions made within 12 months following purchases of $1,000,000 or more without an initial sales charge.

For the year ended March 31, 2009, LMIS and its affiliates did not receive sales charges on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2009, CDSCs paid to LMIS and its affiliates were approximately $30 on Class C shares.

LMFA, LMIS and Brandywine Global are wholly owned subsidiaries of Legg Mason, Inc.

Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be invested. Deferred fees remain invested in certain funds until distributed in accordance with the Plan.

Annual Report to Shareholders	29

4.  Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended March 31, 2009.

5.  Fund Share Transactions:

At March 31, 2009, there were 100,000,000 shares authorized at $0.001 par value for each of Class A, Class C and Institutional Class shares of the Fund. Share transactions were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount
Class AA
Shares sold	113,566	$691,224	—	—
Shares repurchased	(15,921)	(91,564)	—	—

Net Increase	97,645	$599,660	—	—

Class CB
Shares sold	1,027,706	$8,886,035	774,057	$11,170,035
Shares issued on reinvestment	315,951	3,579,732	802,108	11,085,098
Shares repurchased	(2,824,181)	(23,967,433)	(2,176,269)	(29,681,295)

Net Decrease	(1,480,524)	$(11,501,666)	(600,104)	$(7,426,162)

Institutional Class
Shares sold	113,983	$1,329,414	155,420	$2,251,995
Shares issued on reinvestment	20,605	254,675	40,472	593,874
Shares repurchased	(212,402)	(2,081,643)	(98,049)	(1,364,488)

Net Increase (Decrease)	(77,814)	$(497,554)	97,843	$1,481,381

A	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

30	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Classic Valuation Fund — Continued

6.  Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

Annual Report to Shareholders	31

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Legg Mason Light Street Trust, Inc. and Shareholders of Classic Valuation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Classic Valuation Fund (comprising Legg Mason Light Street Trust, Inc., the “Fund”) at March 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 19, 2009

32	Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2009:

Record date:	06/19/2008
Payable date:	06/20/2008
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends received deduction for corporations	100.00%
Long-term capital gain dividend	$0.570300

Please retain this information for your records.

Annual Report to Shareholders	33

Directors and Officers

The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Attn: Fund Secretary c/o Legal and Compliance Department, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORSB:
Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).
Lehman, Arnold L. (1944) Lead Independent Director	Since 1998	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).
Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).
McGovern, Jill E. (1944) Director	Since 1998	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993-2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

34	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).
O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Rowan, S. Ford (1943) Director	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Professional Lecturer in Organizational Sciences, The George Washington University, since 2008. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).
Tarola, Robert M. (1950) Director	Since 2004	14	Director of TeleTech Holdings, Inc.	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals and materials) (1999 to 2008), and of MedStar Health, Inc. (hospitals and healthcare) (1996 to 1999); Partner, Price Waterhouse LLP (accounting and auditing) from (1984 to 1996).

Annual Report to Shareholders	35

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
INTERESTED DIRECTORSC :
Fetting, Mark R. (1954) Chairman and Director	Director since 2002 and Chairman since 2008	Chairman and Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	None	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008. Formerly: President of all Legg Mason Funds (2001-2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.
Odenath, David (1957) President and Director	Since 2008	14	None	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008. Formerly: President of Prudential Annuities (2002-2008); Executive Vice President (2003-2008) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (2003-2008) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (2003-2008) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999- 2003) of PI; Senior Vice President (1999-2003) of Prudential; formerly Senior Vice President (1993-1999) of PaineWebber Group, Inc.

36	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
EXECUTIVE OFFICERS :
Gerken, R. Jay (1951) Vice President	Since 2009	N/A	N/A	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).
Ozsolak, Kaprel (1965) Chief Financial Officer and Treasurer	Since 2009	N/A	N/A	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004).
Frenkel, Robert I. (1954) Secretary and Chief Legal Officer	Since 2009	N/A	N/A	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004).
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	N/A	N/A	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Funds and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Annual Report to Shareholders	37

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S

DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE (http://www.sec.gov).

A

Officers of the Corporation are elected annually to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their resignation, retirement in accordance with the Board’s retirement policy, or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

38	Annual Report to Shareholders

Board Consideration of Legg Mason Classic Valuation Fund’s Investment Advisory and Management Agreements

At its November 2008 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Management Agreement between Legg Mason Fund Adviser, Inc. (the “Manager”) and Legg Mason Light Street Trust, Inc., on behalf of Legg Mason Classic Valuation Fund (“Classic Valuation”), and the Investment Advisory Agreement between the Manager and Brandywine Global Investment Management, LLC (the “Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interest of Classic Valuation and its shareholders, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to Classic Valuation. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interest of Classic Valuation and its shareholders.

Prior to the Board action, the Independent Directors met as a committee, together with experienced 1940 Act counsel, to consider their recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Classic Valuation requested certain information from the Manager and the Adviser on behalf of the Independent Directors, and in response, the Manager and the Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

In addition to the November meeting, the Independent Directors met in executive session in October 2008, at which time they reviewed and analyzed materials relating to each Agreement. The Independent Directors also retained independent consultants to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of Classic Valuation or others make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Adviser and their personnel and the Board members’ familiarity with their culture and the manner in which the management entities have sought to strengthen and enhance themselves.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s and the Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing

Annual Report to Shareholders	39

Board Consideration of Legg Mason Classic Valuation Fund’s Investment Advisory and Management Agreements — Continued

performance, the Board compared Classic Valuation’s returns to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board considered very carefully Classic Valuation’s performance and discussed with the Manager and the Adviser steps that the Manager and the Adviser had taken, or intended to take, to improve performance. The Board considered whether a reduction in assets under management would adversely affect the resources available to the Manager and the Adviser. The Board also considered the level of service provided by the Manager to Classic Valuation, including oversight of the transfer agent and the custodian and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for Classic Valuation. The Board also reviewed the Adviser’s policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager and the Adviser in providing services to Classic Valuation and profitability for the Manager and its affiliates from their overall association with Classic Valuation. The Board reviewed information about the advisory fee schedule and overall expense ratio of Classic Valuation and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Manager and the Adviser in providing services to Classic Valuation were shared with Classic Valuation, the Board noted that Classic Valuation’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase and the Manager’s contractual agreement to waive fees for Classic Valuation. The Board also compared Classic Valuation’s advisory fee schedule to the advisory fees charged by the Manager and the Adviser to their other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Manager and the Adviser to Classic Valuation and to the other accounts. Finally, the Board considered other benefits accruing to the Manager, the Adviser and their affiliates by virtue of their relationship to Classic Valuation.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of each Agreement is in the best interest of Classic Valuation.

Fund Information

Investment Manager

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Adviser

Brandywine Global Investment Management, LLC

Philadelphia, PA

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

R. Jay Gerken, Vice President

Kaprel Ozsolak, Chief Financial Officer and Treasurer

Robert Frenkel, Secretary and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Batterymarch U.S. Small Capitalization
Equity Portfolio

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Fund

Opportunity Trust

Global Funds

Emerging Markets Trust

International Equity Trust

Taxable Bond Funds

Investment Grade Income Portfolio

Limited Duration Bond Portfolio

Tax-Free Bond Fund

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider a Fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds For A and C Class Shareholders P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmason.com/individualinvestors	Legg Mason Funds For R, FI and I Class Shareholders P.O. Box 55214 Boston, MA 02206-8037 888-425-6432 www.leggmason.com/individualinvestors

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

LMF-233/A (05/09) SR09-815

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Light Street Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2008 – $20,500

Fiscal Year Ended March 31, 2009 – $30,350

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2008 – $2,400

Fiscal Year Ended March 31, 2009 – $2,400

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2008 – $1,249,000

Fiscal Year Ended March 31, 2009 – $589,500

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Light Street Trust, Inc.

By:	/s/ David R. Odenath
David R. Odenath
President, Legg Mason Light Street Trust, Inc.
Date:	June 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David R. Odenath
David R. Odenath
President, Legg Mason Light Street Trust, Inc.
Date:	June 4, 2009

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer and Treasurer, Legg Mason Light Street Trust, Inc.
Date:	June 4, 2009